Exhibit 10.5

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Avenant de renouvellement n°4 au bail du 15 avril 1997
Société ACTIVIDENTITY

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ENTRE LES SOUSSIGNEES:

SCI VENDOME CROIDOR, Société Civile Immobilière à capital variable au capital minimum de 32.564.028 euros, dont le siège social est situé Coeur Défense Tour B — La Défense 4 — 100 Esplanade du Général de Gaulle —92932 Paris La Défense Cedex, immatriculée au Registre du Commerce et des Sociétés sous le numéro 431 972 595,

Représentée par la Société ALTYS GESTION, Société par Actions Simplifiée au capital de 45 200 euros, dont le siège Social est situé 103/105 Rue des Trois Fontanot 92729 Nanterre, immatriculée au Registre du Commerce et des Sociétés de Nanterre, sous le n° 582 044 418,

Elle-même représentée par Monsieur Stéphane BUREAU, Directeur Général,

Ci-après dénommée LE BAILLEUR, D’UNE PART,

ET :

La Société ACTIVIDENTITY EUROPE SA, Société Anonyme à conseil d’administration au capital de 42.514.683 Euros, dont le siège social est situé 24-28, avenue du Général de Gaulle à SURESNES (92156), immatriculée au registre du commerce et des sociétés de NANTERRE sous le numéro B 341 213411, représentée par Monsieur Marc HUDAVERT, Directeur Général,

Ci-après dénommée LE PRENEUR, D’AUTRE PART,

IL EST PREALABLEMENT RAPPELE CE QUI SUIT :

Suivant acte sous seing privé à Paris en date du 15 avril 1997, le Bailleur a fait bail et a donné à loyer au Preneur à compter du 1er juillet 1997 pour finir le 30 juin 2006, des locaux à usage de bureaux dans l’immeuble situé 24-28, avenue du Général de Gaulle à SURESNES (92150) au 5ème et 6ème étage et quarante emplacements de parking en sous-sol, selon un loyer à la date de signature du bail de 1.178.400 F HT/HC/an, soit 179.645,92 € HT/HC/an pour les bureaux et 160.000 F /HT/HC/an, soit 24.391,84 € HT/HC/an pour les parkings, et selon des clauses et charges qu’il est inutile de rappeler ici.

Par avenant n°1 au bail en date du 6 juin 2000, il a été adjoint aux locaux ci-dessus désignés, à effet du 1er juillet 2000, un ensemble de bureaux de 256 m2 environ situé au rez-de-chaussée gauche de l’immeuble et vingt emplacements de parkings en sous-sol, moyennant un loyer principal porté à 1.718.711,20 F HT/HC/an, soit 262.015,83 € HT/HC/an.

Par avenant n°2 au bail en date du 18 avril 2001, il a été adjoint aux locaux ci-dessus désignés, à effet du 1er avril 2001, un ensemble de bureaux de 1.142 m2 environ situé au 2ème étage de l’immeuble et quarante emplacements de parkings en sous-sol, moyennant un loyer principal porté à 3.517.511,20 F HT/HC/an, soit 536.241,12 € HT/HC/an.

Par avenant n°3 au bail en date du 31 décembre 2004, il a été restitué aux locaux ci-dessus désignés, à effet du 1er janvier 2005, un ensemble de bureaux de 256 m2 environ situé au rez-de-chaussée gauche de l’immeuble, moyennant un loyer principal ramené à 549.580,58 €/HT/HC/an.

Suivant acte du 15 décembre 2005 notifié par Maître Thibaut FRANQUEVILLE, Huissier de Justice, le Bailleur a donné congé au Preneur pour le 30 juin 2006 et proposé le renouvellement du bail à compter du 1er juillet 2006, que le Preneur a accepté dans son principe par courier du 20 mars 2006.

Après discussions, les parties se sont rapprochées pour convenir des conditions du renouvellement amiable du bail.

IL EST ARRETE CE QUI SUIT :

D’un commun accord les parties conviennent de renouveler le bail du 15 avril 1997, pour une durée de 9 années entières et consécutives à compter du 1er juillet 2006 moyennant un loyer annuel fixé en principal de 615.755 € HT/HC (six cent quinze mille sept cent cinquante cinq euros).

ARTICLE 1
DESIGNATION

Immeuble : 24/28 avenue du Général de Gaulle — 92150 Suresnes

Locaux Loués :

Bureaux: la totalité des 2ème, 5ème et 6ème étage soit 2.615 m2 environ

Parkings: 100 emplacements de parkings en sous-sol.

Toute erreur dans la désignation ne peut justifier ni réduction, ni augmentation de loyer, les Parties so référant à la consistance et à l’état des locaux tels qu’ils se composent, le Preneur déclarant les parfaitement connaître pour les occuper déjà et dispense le Bailleur d’une plus ample désignation, les trouvant dans les conditions nécessaires à l’usage auquel il les destine.

Les Parties conviennent expressément que les locaux forment un tout unique et indivisible.

ARTICLE 2
DUREE

- Date d’effet de l’avenant:	1er juillet 2006
- Date d’expiration de l’avenant:	30 juin 2015

Le Preneur pourra toutefois user de sa faculté de résiliation à l’expiration de chaque période triennale en prévenant le Bailleur six mois au moins avant la date d’échéance par acte extrajudiciaire.

ARTICLE 3
LOYER

Le montant du loyer annuel dit « Loyer Contractuel » est fixé à 615.755 € HT/HC (six cent quinze mille sept cent cinquante cinq euros) se décomposant comme suit:

Bureaux:	2.615 m2 x 204 € =	533.460 €
Parkings:	100 emplacements x 822,95 €/unité =	82.295 €

Toutefois, pour la première année du bail, soit du 01/07/2006 au 30/06/2007, le loyer annuel sera ramené à 578.950 € HT/HC (cinq cent soixante dix huit mille neuf cent cinquante euros) se décomposant comme suit:

Bureaux:	2.615 m2 x 190 € =	496.850 €
Parkings:	100 emplacements x 821 €/unité =	82.100 €

Pour la deuxième année du bail, soit du 01/07/2007 au 30/06/2008, le loyer annuel sera ramené à 597.363 € HT/HC (cinq cent quatre vingt dix sept mille trois cent soixante trois euros) se décomposant comme suit:

Bureaux:	2.615 m2 x 197 € =	515.155 €
Parkings:	100 emplacements x 822, 08 €/unité =	82.208 €

De sorte que le Loyer Contractuel sera exigible en totalité à compter du premier jour de la troisième année du bail, soit du 01/07/2008 au 30/06/2009.

ARTICLE 4
INDEXATION

La première indexation du loyer s’appliquera à compter du 1er juillet 2008 comme suit :

Loyer Contractuel x	indice INSEE du 4ème trimestre 2006 (1.406)
indice INSEE du 4ème trimestre 2005 (1.332)

Il est précisé toutefois qu’en cas de non respect de livraison des travaux avant le 30/06/08 (voir ci-après article 7), la révision du loyer au 01/07/08 ne serait pas appliquée et done le loyer applicable du 01/07/08 au 30/06/09 serait le Loyer Contractuel.

Pour les indexations annuelles suivantes, le décalage de révision d’une année est maintenu de sorte que la révision du loyer se calculera comme suit :

La révision au 1er juillet année N correspond au :

Loyer révisé au 1er juillet de I’année N-1 x	indice INSEE du 4ème trimestre de l’année N-2
indice INSEE du 4ème trimestre de l’année N-3

ARTICLE 5
DEPOT DE GARANTIE

Le dépôt de garantie correspondant à trois mois de loyer hors taxes et hors charges est ramené à la somme de 153.938,75 € (cent cinquante trois mille neuf cent trente huit euros et soixante quinze cents).

Compte tenu de la somme de 159.124,82 € déjà détenue dans les livres du Bailleur, le montant de 5.186,07 € sera porté au crédit du compte du Preneur.

ARTICLE 6
FISCALITE

L’article 8.8 « FISCALITE » des Conditions Particulières du bail du 15 avril 1997 demeure valable et s’applique au présent avenant, sauf pour les surfaces du 2ème étage de l’avenant no2.

ARTICLE 7
TRAVAUX

A la demande du Preneur, le Bailleur réalisera, à ses frais et sous sa responsabilité, les travaux de rafraîchissement d’air des locaux du 5ème et 6ème étage selon le descriptif sommaire des travaux ci-après annexé (Annexe 1).

Il est entendu que ces travaux seront achevés, testés et opérationnels pour le 30 juin 2008 au plus tard.

Dans la mesure où ces travaux seront effectués en « milieu occupé », les Parties s’engagent à se rencontrer préalablement pour établir un plan des travaux (définition des dates et horaires d’intervention, d’une zone « tampon », des aménagements temporaires à prévoir, etc,) établi dans le respect des règles d’hygiène et de sécurité et tenant compte, dans la mesure du possible, des impératifs du Preneur.

Dans ce cadre, le Bailleur s’engage à faire tous les efforts pour minimiser les gênes et nuisances occasionnés par lesdits travaux.

Pour sa part, le Preneur s’engage à laisser aux entreprises du Bailleur le libre accès aux locaux et renonce à tout recours au cas où la réalisation des travaux devrait générer des gênes ou des troubles dans son exploitation.

Il est précisé que le Bailleur renonce à demander au Preneur la restitution des lieux dans leur état primitif et ces travaux ne pourront donner lieu à aucune indemnité en cas de départ du Preneur dès lors que les installations et équipements relatifs à ces travaux seront restitués en bon état de réparations locatives.

ARTICLE 8
ETAT DES RISQUES NATURELS ET TECHNOLOGIQUES

En application des articles L 125-5 et R 125-23 à 27 du Code de I’environnement. à effet du 1er juin 2006, le Bailleur remet au Preneur l’état des risques naturels et technologiques de la commune dont dépendent les locaux loués (Annexe 2).

ARTICLE 9
AUTRES CLAUSES

Toutes les autres clauses et conditions du bail du 15 avril 1997 et de ses avenants non contraires aux présentes demeurent inchangées.

ARTICLE 10
ELECTION DE DOMICILE

Pour l’exécution des présentes, les parties font élection de domicile, en leurs sièges sociaux respectifs.

Fait à Nanterre, le 22 Janvier 2008
En 2 exemplaires originaux

LE BAILLEUR	LE PRENEUR

/s/ Illegible	/s/ Illegible
ALTYS GESTION
103/105, rue des 3 Fontanot
92729 NANTERRE CEDEX

Annexe 1 : Descriptif sommaire des travaux

Annexe 2 : Etat des risques naturels et technologiques

DESCRIPTIF SOMMAIRE DES TRAVAUX

GENERALITES

Le projet concerne la création d’un système de rafraîchissement et la modification du chauffage dans l’immeuble situé 24/26 avenue du Général de Gaulle à Suresnes pour les niveaux 5 et 6.

PRINCIPE DES TRAVAUX A REALISER

Actuellement, les étages concernés par les travaux sont chauffés par des radiateurs à eau chaude et ne sont pas climatisés bien que le bâtiment soit pourvu d’une production d’eau glaceé d’une puissance suffisante.

Un réseau d’eau glacée parcourt le bâtiment avec une attente à chaque niveau.

Afin de créer une climatisation au 5émc et 6ème étage, il sera prévu la pose de ventilo-convecteurs verticaux 4 tubes carrossés équipés principalement de :

•          Moto ventilateur tangentiel multi vitesses

•          Filtre à air type 63

•          Batteries eau chaude et eau glacée

•          Bac à condensats

Ces appareils seront de marque Wesper type STD 3031 équipés d’une régulation de même marque type Aquanet permettant de gérer les unités terminales assurant le fonctionnement de l’ensemble des équipements par 1’intermédiaire d’un bus de communication ainsi qu’à la visualisation du fonctionnement des équipements.

Afin d’alimenter ces nouveaux appareils en eau chaude, il sera prévu la dépose des radiateurs existants avec conservation de leurs réseaux d’alimentation.

Les batteries EC des ventilo-convecteurs seront alimentees depuis ces reséaux.

La production d’eau glacée étant suffisante, il sera prévu au 5ème étage la création de nouveaux réseaux de distribution EG depuis la colonne d’alimentation générale passant au niveau.

Ces réseaux circuleront en faux plafond et alimenteront le 6ème étage (par le dessous) et le 5ème étage (descente du plafond sur les appareils).

Les pompes de la production d’eau glacée devront étre remplacées.

Les évacuations des condensats seront réalisées gravitairement comme suit:

•          Condensats 6ème étage : collecté au plafond du 5ème étage et ramenée sur la chute EU/EV la plus proche.

•          Condensats 5ème étage : collecté au plafond du 4éme étage et ramené sur la chute EU/EV la plus proche.

Les travaux réalisés au 4éme étage seront effectués de nuit en accord avec le locataire en place.

DEFINITION DES TRAVAUX

Chauffage - ventilation - climatisation

Installation de chantier,

Remplacement de la pompe circuit eau glacée,

Dépose des radiateurs existants dans les bureaux du 5ème et 6ème étages,

Réalisation dans chaque étage de nouveaux réseaux d’eau glacée depuis les colonnes en attentes au 5ème étage dans le bureau 15 et dans la cage d’escalier,

Installation de ventilo-convecteurs terminaux (4 tubes),

Réalisation dans chaque étage de nouveaux piquages de chauffage depuis les réseaux existants pour alimentation des ventilo convecteurs,

Evacuation par réseau en PVC de tous les condensats des appareils terminaux jusqu’aux chutes existantes dans les groupes sanitaires,

Les travaux de dépose et repose des faux plafonds ainsi que le remplacement des parties qui seraient détériorées durant les travaux,

Les travaux de maçonnerie (percements, rebouchages, etc.),

Les travaux d’électricité,

Les travaux en site occupé nécessitent une intervention de nuit pour intervention sur colonnes d’eau chaude et d’eau glacée existante. Toute coupure sera programmée à l’avance et ce avec l’accord du Maître d’ouvrage.

D’autre part les percements seront réalisés en heures décalées ou en heures de nuit. Un planning précis d’intervention devra être fourni par l’entreprise pour définir la phase des travaux.

Réalisation d’un soffite au plafond du 5ème étage dans lequel les canalisations d’eau glacée chemineront pour alimenter les ventilo-convecteurs installés au 6éme étage et d’où partiront unensemble de colonnes descendantes pour alimenter en plinthe les ventilo-convecteurs du 5ème étage.

Dans ce soffite les condensats du 6ème étage seront récupérés pour être évacués vers les groupes sanitaires du 5ème étage.

Pour les ventilo-convecteurs du 5ème étage, les évacuations des condensats seront réalisés par le 4éme étage et évacués vers le sanitaire le plus proche.

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Etat des risques naturels et technologiques

en application des articles L 125 - 5 et R 125 - 26 du code de l’environnement

1. Cet état des risques est établi sur la base des informations mises à disposition par arrêté préfectoral

nº	2006/082	du	7 février 2006	mis à jour le

Situation du bien immobilier (bâti ou non bâti)

2. Adresse commune code postal

24/28, avenue Général de Gaulle - 92150 SURESNES

3. Situation de I’immeuble au regard d’un ou plusieurs plans de prévention de risques naturels prévisibles [PPRn]

L’immeuble est situé dans le périmètre d’un PPRn prescrit	oui	☐	non	☐
L’immeuble est situé dans le périmètre d’un PPRn appliqué par anticipation	oui	☐	non	☐
L’immeuble est situé dans le périmètre d’un PPRn approuvé	oui	☐	non	☑

Les risques naturels pris en compte sont :

Inondation	☐	Crue torrentielle	☐	Remontée de nappe	☐
Avalanche	☐	Mouvement de terrain	☐	Sécheresse	☐
Séisme	☐	Cyclone	☐	Volcan	☐
Feux de forét	☐	autre	☐

4. Situation de I’immeuble au regard d’un plan de prévention de risques technologiques [PPR†]

L’immeuble est situé dans le périmètre d’un PPR† approuvé	oui	☐	non	☑
L’immeuble est situé dans le périmètre d’un PPR† prescrit *	oui	☐	non	☑

* Les risques technologiques pris en compte sont :

Effet thermique	☐	Effet de surpression	☐	Effet toxique	☐

5. Situation de l’immeuble au regard du zonage réglementaire pour la prise en compte de la sismicité

en application du décret 91-461 du 14 mai 1991 relatif à la prévention du risque sismique, modifié par le décret n°2000-892 du 13 septembre 2000

L’immeuble est situé dans une commune de sismicité	zone Ia ☐	zone Ib ☐	zone II ☐	zone III ☐	Zone 0 ☑

pièces jointes

6. Localisation

extraits de documents ou de dossiers de référence permettant la localisation de l’immeuble au regard des risques pris en compte

-          Copie du zonage réglementaire du PPRI Seine en date du 09 janvier 2004

-          Copie du périmètre des zones de risques carrières

vendeur/bailleur - acquéreur/locataire

7. Vendeur - Bailleur Nom prénom		Vendôme Croidor
rayer la mention inutile

8. Acquéreur - Locataire Nom prénom		Actividentity
rayer la mention inutile

9. Date	à	Nanterre	le	11/10/07

Le présent état des risques naturels et technologiques est fondé sur les informations mises à disposition par le préfet de département.
En cas de non respect, I’acquéreur ou le locataire peut poursuivre la résolution du contrat ou demander au juge une diminution du prix.
[V de l’article 125-5 du code de l’environnement]

QUI DOIT ET COMMENT REMPLIR L’ETAT DES RISQUES NATURELS ET TECHNOLOGIQUES ?

LORS DE TOUTE TRANSACTION IMMOBILIERE EN ANNEXE DE TOUT TYPE DE CONTRAT DE LOCATION ECRIT, DE RESERVATION D’UN BIEN EN L’ETAT FUTUR D’ACHEVEMENT, DE LA PROMESSE DE VENTE OU DE L’ACTE REALISANT OU CONSTATANT LA VENTE D’UN BIEN IMMOBILIER BATI OU NON BATI

Quelles sont les personnes concernées ?

•                  Au terme des articles L. 125-5 et R 125-23 à 27 du code de l’environnement, les acquéreurs ou locataires de bien immobilier, de toute nature, doivent être informés par le vendeur ou le bailleur, qu’il s’agisse ou non d’un professionnel de l’immobilier, de l’existence des risques auxquels ce bien est exposé.

Un état des risques, fondé sur les informations transmises par le Préfet de département au maire de la commune où est situé le bien, doit être en annexe de tout type de contrat de location écrit, de la réservation pour une vente en l’état futur d’achèvement, de la promesse de vente ou de l’acte réalisant ou constatant la vente de ce bien immobilier qu’il soit bâti ou non bâti.

Quel est le champ d’application de cette obligation ?

•                  Cette obligation d’information s’applique dans chacune des communes dont la liste est arrêtée par le Préfet du département, pour les biens immobiliers bâtis ou non bâtis situés :

1.                         dans le périmètre d’exposition aux risques délimité par un plan de prévention des risques technologiques ayant fait l’objet d’une approbation par le Préfet ;

2.                         dans une zone exposée aux risques délimitée par un plan de prévention des risques naturels prévisibles approuvé par le Préfet ou dont certaines dispositions ont été rendues immédiatement opposables en application du code de l’environnement (article L. 562-2).

3.                         dans le périmètre mis à l’étude dans le cadre de l’élaboration d’un plan de prévention des risques technologiques ou d’un plan de prévention des risques naturels prévisibles prescrit par le Préfet ;

4.                         dans une des zones de sismicité Ia, Ib, II ou III mentionnées à l’article 4 du décret du 14 mai 1991.

NB :            Le terme bien immobilier s’applique à toute construction individuelle ou collective, à tout terrain, parcelle ou ensemble des parcelles contigués appartenant à un même propriétaire ou à une même indivision.

Où consulter les documents de référence ?

•                  Pour chaque commune concernée, le préfet du département arrête :

-                    la liste des risques naturels prévisibles et des risques technologiques à prendre en compte;

-                    la liste des documents auxquels le vendeur ou le bailleur peut se référer.

•                  L’arrêté préfectoral comporte en annexe, pour chaque commune concernée :

1.                         un ou plusieurs extraits des documents permettant de délimiter les zones de la commune exposées aux risques pris en compte ;

2.                         une fiche permettant de préciser la nature et, dans la mesure du possible, l’intensité des risques dans chacune des zones et périmètres délimités par le plan prévention des risques naturels ou technologiques et dans les zones de sismicité Ia, Ib, II ou III.

•                  Le préfet adresse copie de l’arrêté au maire de chaque communes intéressée et à la chambre départementale des notaires.

•                  L’arrêté est affiché dans les mairies de ces communes et publié au recueil des actes administratifs de l’Etat dans le département.

•                  Un avis de publication de l’arrêté est inséré dans un journal diffusé dans le département.

•                  Les arrétés sont mis à jour :

-                    lors de l’entree en vigueur d’un arrêté préfectoral rendant immédiatement opposables certaines dispositions d’un plan de prevention des risques naturels prévisibles, ou approuvant un plan de prévention des risques naturels prévisibles ou un plan de prévention des risques technologiques, ou approuvant la révision d’un de ces plans ;

-                    lorsque des informations nouvelles portées à la connaissance du préfet permettent de modifier l’appréciation de la sismicité locale, de la nature ou de l’intensité des risques auxquels se trouve exposée tout ou partie d’une commune faisant l’objet d’un de ces plans.

•                  Les documents mentionnés ci-dessus peuvent être consultés en mairie des communes concernées ainsi qu’à la préfecture et dans les sous-préfectures du département où est situé le bien mis en vente ou en location. Certains peuvent être directement consultables sur Internet á partir du site de la préfecture de département.

Qui établit l’état des risques ?

•                  L’état des risques est éiabli directement par le vendeur ou le bailleur, le cas échéant avec l’aide d’un professionnel qui intervient dans la vente ou la location du bien.

•                  Cet état doit être établi moins de six mois ovant la date de conclusion de tout type de contrat de location écrit, de la réservation pour une vente en l’état futur d’achèvemment, de la promesse de vente ou de l’acte réalisant ou constatant la vente du bien immobilier auquel il est annexé.

•                  II est valable pour la totalité de la durée du contrat et de son éventuelle reconduction. En cas de co-location, il est fourni à chaque signataire lors de sa première entree dans les lieux. Le cas échéant, il est actualisé en cas d’une entrêe différée d’un des co-locataires .

Quelles informations doivent figurer ?

•                  L’état des risques mentionne la sismicité et les risques naturels ou technologiques pris en compte dans le ou les plans de prévention et auxquels le bien est exposé. Cet état est accompagné des extraits des documents de référence permettant de localiser le bien au regard de ces risques.

Comment remplir l’état des risques ?

•                  II suffit de reporter au bien, les informations contenues dans l’arrêté préfectoral et dans les documents de référence : situation au regard du ou des plans de prévention, nature des risques encourus et sismicité locale.

Dans quel délai l’obligation est-elle applicable ?

•                  L’état des risques est dú á compter du premier jour du quatrième mois suivant la publication de l’arrêté préfectoral au recueil des actes administratifs dans le département et en toute hypothèse à compter du 1er juin 2006.

L’obligation d’information sur un dommage consécutif à une catastrophe naturelle ou technologique

•                  Dans le cas où la commune a fait l’objet d’un ou plusieurs arrêtés de reconnaissance de l’état de catastrophe naturelle ou technologique, et si le bien a fait l’objet d’une indemnisation particuliére, il convient d’annexer au contrat une déclaration du ou des sinistres indemnisés et dont on a connaissance. Cette déclaration ne fait pas l’objet d’un imprimé particulier.

La conservation de l’état des risques

•                  Le vendeur ou le bailleur doit conserver une copie de l’état des risques daté et visé par l’acquéreur ou le locataire, pour étre en mesure de prouver qu’il a bien été remis lors de la signature du contrat de vente ou du bail dont il est une composante.

Pour en savoir plus, consultez www.prim.net

Ministère de l’écologie et du développement durable - 20, avenue de Ségur 75012 PARIS - standard 01 42 19 20 21 - www.ecologie.gouv.fr